UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 22, 2026 (June 15, 2026)

PLURI INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31392	98-0351734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MATAM Advanced Technology Park
Building No. 5
Haifa, Israel	3508409
(Address of Principal Executive Offices)	(Zip Code)

011 972 74 710 7171

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.00001 per share	PLUR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2026, Pluri Inc. (the “Company”) entered into an Advance Subscription Agreement (the “Advance Subscription Agreement”) with Chutzpah Holdings LP (the “Purchaser”), a limited partnership beneficially owned by Mr. Alexandre Weinstein (“Mr. Weinstein”), a non-U.S. investor, an existing shareholder of the Company and the chairman of the board of directors of the Company (the “Board”). Pursuant to the Advance Subscription Agreement, the Purchaser agreed to pay the Company an advance amount of $1,250,000 (the “Advance Amount”). The Advance Amount was received by the Company on June 16, 2026 and will be used for working capital and general corporate purposes.

Under the Advance Subscription Agreement, the parties contemplated that the Purchaser will participate in a future financing approved by the Board and consummated on or before August 14, 2026 (the “Offering”), and that, subject to the terms of such Offering and applicable laws, the Advance Amount will be credited against the purchase price payable by the Purchaser for securities to be purchased in such Offering. The Advance Subscription Agreement further provides that the Company will not be obligated to issue any securities to the Purchaser to the extent that such issuance would not comply with applicable laws, Nasdaq rules, the Company’s organizational documents, the number of shares then authorized and available for issuance, or the scope of any shareholder approvals then in effect. If the Offering is not consummated on or before August 14, 2026, or if all or any portion of the Advance Amount cannot be applied toward the purchase of securities by the Purchaser in the Offering, the unapplied amount will instead be applied toward the purchase by the Purchaser of securities of the Company on terms approved by the Board, subject to applicable laws, Nasdaq rules, the Company’s organizational documents, the number of shares then authorized and available for issuance, and any required shareholder approvals then in effect. The terms of the Offering will be negotiated by the parties and approved in accordance with the Company’s corporate approval process, including the approval of the Board.

The foregoing description of the Advance Subscription Agreement is qualified by its entirely by reference to the full text of the Advance Subscription Agreement, copy of which is filed as Exhibit 10.1.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

On June 15, 2026, the Company held its 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”). As a result of the voting outcome at the 2026 Annual Meeting, Mr. Eitan Ajchenbaum was not re-elected to the Board and therefore ceased to serve as a director and as a member of the respective committees on which he served, effective from the close of day of the 2026 Annual Meeting. Prior to his departure, Mr. Ajchenbaum was classified as an independent director, and served as Chairman of the Audit Committee, and the sole member of the Investment Committee.

On June 19, 2026, the Board elected Mr. Doron Shorrer to serve as a member of the Board, effective immediately, to fill an existing vacancy on the Board created by the end of the service of Mr. Ajchenbaum following the results of the 2026 Annual Meeting, to hold office until the next general meeting of shareholders of the Company at which directors are being elected or as set forth in the Company’s bylaws.

Mr. Shorrer, age 73, is an experienced executive and financial professional with extensive expertise in insurance, capital markets and financial services. Mr. Shorrer was one of the Company’s founders. He became a director of the Company on October 2, 2003, served as the Board’s first Chairman until 2006, and thereafter as a director and member of the Audit Committee and the Compensation Committees until his departure in June 2022. Since 1998, Mr. Shorrer has served as Chairman and Chief Executive Officer of Shorrer International Ltd., an investment and financial consulting firm. Mr. Shorrer also previously served as Director General of Israel’s Ministry of Transportation, Commissioner of Insurance, Capital Markets and Savings at Israel’s Ministry of Finance, Chairman of Mivtachim Pension Fund, and Chairman of The Phoenix Insurance Company. Mr. Shorrer holds a B.A. in Economics and Accounting and an M.B.A. in Finance and Banking from the Hebrew University of Jerusalem and is a Certified Public Accountant in Israel.

Mr. Shorrer will serve as a non-executive director and will be entitled to the rights and privileges afforded to other non-executive directors, including receipt of information, reimbursement of expenses, and coverage under the Company’s directors’ and officers’ insurance policies. Mr. Shorrer has been appointed as a member and chairman of the Audit Committee of the Board, designated as an audit committee financial expert (as defined under Item 407(c) under Regulation S-K) and as sole member of the Investment Committee of the Board.

There are no arrangements or understandings between Mr. Shorrer and any other person pursuant to which he was selected as a director. Additionally, Mr. Shorrer does not have any family relationship with any director or executive officer of the Company and does not have any direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2026, the Company held its 2026 Annual Meeting. The results of shareholders voting at the 2026 Annual Meeting are set forth below:

Proposal No. 1 - Election of Directors

The shareholders cast the following votes for the following individuals nominated as directors of the Company to hold office until the next annual meeting of shareholders and until their successors shall have been duly elected and qualified.

Director Name	For	Against	Abstain	Broker Non-Votes
Alexandre Weinstein	6,467,999	33,238	16,135	1,063,825

Eitan Ajchenbaum	2,830,098	3,668,436	18,838	1,063,825

Rami Levi	6,480,813	20,891	15,668	1,063,825

Maital Shemesh-Rasmussen	6,486,725	20,843	9,804	1,063,825

Yaky Yanay	6,466,339	48,768	2,265	1,063,825

Proposal No. 2 - Ratification of the selection of Kesselman & Kesselman, Certified Public Accountants (Isr.), a member firm of PricewaterhouseCoopers International Limited, as independent registered public accounting firm of the Company for the fiscal year ending June 30, 2026.

For	Against	Abstain	Broker Non-Votes
7,558,826	20,364	2,007	N/A

The results reported above are final voting results.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Advance Subscription Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Safe Harbor Statement

This Current Report on Form 8-K contains express or implied forward-looking statements within the Private Securities Litigation Reform Act of 1995 and other U.S. Federal securities laws. For example, the Company is using forward-looking statements when it discusses the Offering; the receipt of required approvals for the Offering; receipt of any proceeds from the Offering and crediting the Advance Payment from the Offering proceeds; and the intended use of the Advance Payment by the Company. These forward-looking statements and their implications are based on the current expectations of the management of the Company only and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements about the Company: the negotiations of the Offering by the parties; the receipt of the required approvals for the consummation of the Offering; changes in technology and market requirements; the Company may encounter delays or obstacles in launching and/or successfully completing its clinical trials, if necessary; the Company’s products may not be approved by regulatory agencies; the Company’s technology may not be validated as it progresses further and its methods may not be accepted by the scientific community; the Company may be unable to retain or attract key employees whose knowledge is essential to the development of its products; unforeseen scientific difficulties may develop with the Company’s processes; the Company’s products may wind up being more expensive than it anticipates; results in the laboratory may not translate to equally good results in real clinical settings; the Company’s patents may not be sufficient; the Company’s products may harm recipients or consumers; changes in legislation with an adverse impact; inability to timely develop and introduce new technologies, products and applications; and loss of market share and pressure on pricing resulting from competition, which could cause the actual results or performance of the Company to differ materially from those contemplated in such forward-looking statements. Except as otherwise required by law, the Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risks and uncertainties affecting the Company, reference is made to the Company’s reports filed from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLURI INC.

Date: June 22, 2026	By:	/s/ Liat Zalts
	Name:	Liat Zalts
	Title:	Chief Financial Officer

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